1	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF November 13, 2006

Dayrate
Rig Name	WD	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**

Domestic Deepwater Semisubmersibles (7)

Ocean Quest	3,500’	GOM	Contracted	Noble	one year term + option	low 270’s	mid April 2006	mid April 2007	Two-year term, plus option,** with Noble in mid 350’s beginning mid-April 2007 and ending mid-April 2009. Available; actively marketing.

Ocean Star	5,500’	GOM	Contracted	Anadarko	one year term	mid 380’s	mid Oct. 2006	mid Oct. 2007	One-year term extension, plus option,** with Anadarko in mid 410’s beginning in mid Oct. 2007 and ending in mid Oct 2008. Available; actively marketing.

Ocean America	5,500’	GOM	Contracted	Mariner	one year term	low 230’s	mid April 2006	mid April 2007	One year extension from Mariner in low 400’s beginning mid April 2007 and ending mid April 2008. Available; actively marketing.

Ocean Valiant	5,500’	GOM	Contracted	Anadarko	one year term	low 300’s	mid Mar. 2006	mid Mar. 2007	One-year term extension with Anadarko in mid 390’s beginning mid Mar. 2007 and ending mid Mar. 2008; followed by one-year term extension with Anadarko in mid 420’s beginning mid Mar. 2008 and ending mid Mar. 2009. Available; actively marketing.

Ocean Victory	5,500’	GOM	Contracted	Murphy	one year term	mid 200’s	early Dec. 2005	early Dec. 2006	Two-year term extension plus option** with Murphy in mid 320’s beginning early Dec. 2006 and ending early Dec. 2008. Available; actively marketing.

Ocean Baroness	7,000’	GOM	Contracted	Amerada Hess	one year term	low 200’s	mid Nov. 2005	late Dec. 2006	Three-year term extension with Amerada Hess, plus option,** in mid 360’s beginning late Dec. 2006 and ending late Dec. 2009. Available; actively marketing.

Ocean Confidence	7,500’	GOM	Contracted	BP	two year term + option	low 280’s	early Jan. 2006	early Jan. 2008	Available; actively marketing.

Domestic 2nd/3rd Generation Semisubmersibles (5)

Ocean New Era	1,500’	GOM	Contracted	W&T	three wells	low 250’s	early Sept. 2006	mid Dec. 2006	Remainder of 225 day term with Walter in mid 130’s beginning mid Dec. 2006 and ending mid March 2007. Approximately 60-day prep and mobe to Mexico beginning early June and ending late July 2007 for 2-1/2 year term with Pemex in mid $260’s beginning late July 2007 and ending late Jan. 2010. Available; actively marketing.

Ocean Whittington	1,500’	GOM	DODI	-	Survey and Maintenance	-	-	-	Special survey and maintenance beginning in mid July 2006 and ending in early Feb. 2007. Available; actively marketing.

Ocean Voyager	2,000’	GOM	Contracted	Marathon	one well	low 300’s	early Oct. 2006	mid Dec. 2006	One well with Walter in low 80’s (transferred from prior Lexington contract) beginning mid Dec. 2006 and ending late Jan. 2007. Approximately 60-day prep and mobe to Mexico beginning early June and ending late July 2007 for 2-1/2 year term with Pemex in mid $330’s beginning late July 2007 and ending mid Feb. 2010. Available; actively marketing.

Ocean Concord	2,200’	GOM	Contracted	Anadarko	one well	mid 170’s	late June 2006	late Nov. 2006	One well with Pogo (moved from Lexington) in low 200s beginning in late Nov. and ending in late Dec.; followed by remainder of 90-day term extension with Tana in low 130’s; followed by new 90-day term extension with Tana, plus option,** in low 170’s beginning late Jan. 2007 and ending late April 2007; followed by additional 90-day extension with Tana, plus option,** in low 270’s beginning late April 2007 and ending late July 2007. Available; actively marketing.

Ocean Saratoga	2,200’	GOM	DODI	-	Survey and Maintenance	-	-	-	Special survey and maintenance (approximately 160 days) beginning late July and ending early Feb. 2007; followed by six-month extension, plus option,** in low 120’s with LLOG beginning early Feb. 2007 and ending early Aug. 2007. Available; actively marketing.

2	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF November 13, 2006

Dayrate
Rig Name	WD	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**

Domestic Jackups (9)

Ocean Crusader	200’ MC	GOM	Contracted	Walter	three wells	low 80’s	mid May 2006	late Nov. 2006	Six month term, plus option,** with Energy Partners in high 110’s beginning early Dec. 2006 and ending late May 2007. Available; actively marketing.

Ocean Drake	200’ MC	GOM	Contracted	Chevron	six month term + option	high 100’s	late Oct. 2006	late March 2007	Indexed term contract. Available; actively marketing.

Ocean Champion	250’ MS	GOM	Contracted	Apache	one well	mid 100’s	early Nov. 2006	early Feb. 2007	Available; actively marketing.

Ocean Columbia	250’ IC	GOM	Contracted	Newfield	one year term + option	low 120’s	early Aug. 2006	early Aug. 2007	Available; actively marketing.

Ocean Spartan	300’ IC	GOM	DODI	-	-	-	-	-	Available; actively marketing.

Ocean King	300’ IC	GOM	Contracted	El Paso	one year term	mid 110’s	early Mar. 2006	early Mar. 2007	Available; actively marketing.

Ocean Summit	300’ IC	GOM	DODI	-	Survey and Maintenance	-	-	-	Approximately 60-day survey and maintenance ending mid Dec. Available; actively marketing.

Ocean Titan	350’ IC	GOM	Contracted	Hunt	two wells	mid 100’s	mid Nov. 2006	early Jan. 2007	Available; actively marketing.

Ocean Tower	350’ IC	GOM	Contracted	Chevron	two year term extension + option	low 140’s	late April 2006	late April 2008	Indexed term contract with floor in low 140’s and ceiling in low 200’s. Available; actively marketing.

International Semisubmersibles (16)

MEXICO
Ocean Ambassador	1,100’	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	mid Dec. 2007	Available; actively marketing.

Ocean Worker	3,500’	GOM	Contracted	PEMEX	four year term work	high 60’s	mid Aug. 2003	late July 2007	Approximately 30-day survey and prep beginning late July 2007 and ending late Aug. 2007; followed by six-month term with Petro-Canada in Trinidad in the low 450’s plus mobe/demobe beginning late Aug. 2007 and ending late Mar. 2008. Available; actively marketing.

Ocean Yorktown	2,850’	GOM	Contracted	PEMEX	four year term work	mid 40’s	late Oct. 2003	mid July 2007	Available; actively marketing.

NORTH SEA/MED
Ocean Nomad	1,200’	North Sea	Contracted	Talisman	one year	high 150’s	early Feb. 2006	early Feb. 2007	18-month extension with Talisman in mid 280’s beginning early Feb. 2007 and ending early Aug. 2008; followed by two-year term extension with Talisman in mid 330’s beginning early Aug. 2008 and ending early Aug. 2010. Available; actively marketing.

Ocean Guardian	1,500’	North Sea	Contracted	Shell	one year	low 160’s	late Mar. 2006	late Mar. 2007	Available; actively marketing.

Ocean Princess	1,500’	North Sea	Contracted	Talisman	two year term	mid 150’s	late Jan. 2006	late Jan. 2008	Two-year term extension with Talisman in mid 330’s beginning late Jan. 2008 and ending late Jan. 2010. Available; actively marketing.

Ocean Vanguard	1,500’	North Sea	Contracted	Statoil	term	mid 160’s	mid Oct. 2006	mid Mar. 2007	Two six-month options with Statoil remain in mid 160’s beginning mid Mar. 2007 and ending mid April 2008; followed by two year extension with Statoil in low 400’s beginning mid April 2008 and ending mid April 2010. Available; actively marketing.

Ocean Lexington	2,200’	Under tow	Contracted	BP	mobe to Egypt	-	mid Sept. 2006	late Nov. 2006	Approximately 75-day fully-paid mobe to Egypt for 36-month term with BP in mid 260’s ending late Aug. 2009. Available; actively marketing.

3	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF November 13, 2006

Dayrate
Rig Name	WD	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**

AUSTRALASIA

Ocean Bounty	1,500’	Australia	Contracted	Woodside	four wells	low 100’s	late Sept. 2006	late April 2007	Four well extension with Wooodside in mid 100’s beginning late April 2007 and ending early Dec. 2007; followed by one-year term with Woodside in low 350’s beginning early Dec. 2007 and ending early Dec. 2008 (followed by approximately 30-day survey beginning early Dec. 2008 and ending late Dec. 2008). Available; actively marketing.

Ocean Patriot	1,500’	Australia	Contracted	NZOP	four wells plus option	low 100’s	early Nov. 2006	mid May 2007	One-year term with Santos in mid 370’s beginning mid May 2007 and ending late May 2008 (to include last option well exercised with Anzon in low 350’s beginning late Sept. 2007 and ending late Oct. 2007). Available; actively marketing.

Ocean Epoch	1,640’	Malaysia	Contracted	Shell	term program plus option	mid 220’s	early April 2006	early Feb. 2008	Available; actively marketing.

Ocean General	1,640’	Vietnam	Contracted	Premier	one well	mid 150’s	mid Sept. 2006	early Dec. 2006	One assignment well with Idemitsu Vietnam in mid 170’s beginning early Dec. 2006 and ending late Jan. 2007; followed by approximately two-week survey and maintenance beginning late Jan. and ending mid Feb. 2007; followed by three wells with Inpex in Indonesia in mid 130’s beginning mid Feb. and ending early Sept. 2007; followed by two additional wells with Inpex in mid 170’s beginning early Sept. 2007 and ending early Nov. 2007; followed by two additional assignment wells from Inpex with Total in mid 170’s beginning early Nov. and ending late Dec. 2007. Available; actively marketing.

Ocean Rover	7,000’	Malaysia	Contracted	Murphy	950 day extension	mid 170’s	late June 2005	mid Jan. 2008	One well with Newfield in Malaysia in low 450’s beginning mid Jan. 2008 and ending mid Feb. 2008. Available; actively marketing.

BRAZIL

Ocean Yatzy	3,300’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Available.

Ocean Winner	3,500’	Brazil	Contracted	Petrobras	700 day extension	low 110’s	mid Mar. 2006	mid Mar. 2010	Available.

Ocean Alliance	5,000’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	early Sept. 2005	early Sept. 2009	Available.

International Drillships (1)

Ocean Clipper	7,500’	Brazil	Contracted	Petrobras	five year extension plus potential bounus	low 180’s	mid Dec. 2005	mid Dec. 2010	Available.

International Jackups (4)

Ocean Sovereign	300’ IC	Indonesia	Contracted	Kodeco	18-month term	mid 90’s	mid Oct. 2006	mid-April 2008	Available; actively marketing.

Ocean Spur	300’ IC	Tunisia	Contracted	Soco Tunisia	one year term	mid 120’s	mid March 2006	mid March 2007	180-day term with NOSPCO in mid 160’s in Egypt beginning mid Mar. 2007 and ending mid Sept. 2007. Available; actively marketing.

Ocean Heritage	300’ IC	Qatar	Contracted	Maersk	one year term	low 140’s	early May 2006	mid June 2007	Program to include approximately 45 day special survey and maintenance beginning mid Oct. 2006 and ending early Dec. 2006. Available; actively marketing.

Ocean Nugget	300’ IC	GOM	Contracted	Pemex	term contract	high 160’s	early Oct 2006	late Mar. 2009	Available; actively marketing.

4	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF November 13, 2006

Dayrate
Rig Name	WD	Location	Status*	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information**

Upgrade (2)

Ocean Endeavor	2,000’	Shipyard	Upgrading	DODI	-	-	-	-	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion early Dec. 2006; followed by commissioning ending early Mar. 2007; followed by mobe to GOM ending late April 2007; followed by four year term with Devon in low 250’s ending late April 2011. Available.

Ocean Monarch	2,200’	Shipyard	Upgrading	DODI	-	-	-	-	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning and mobe, late fourth quarter 2008; followed by four-year term, plus mobe, plus option, with Anadarko in the GOM in the mid 420’s beginning late Dec. 2008 and ending late Dec. 2012. Available.

New-build Rigs Under Construction (2)

Ocean Shield	350’ IC	Shipyard	-	-	-	-	-	-	Singapore shipyard, estimated completion Q1 2008; followed by LOI for one-year term in Australia in mid 260’s beginning upon delivery in the first quarter of 2008. Available; actively marketing.

Ocean Scepter	350’ IC	Shipyard	-	-	-	-	-	-	Brownsville shipyard, estimated completion Q1 2008. Available; actively marketing.
NOTES:
* Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms and conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days. Not all surveys beginning after 12-31-06 are shown. Zero dayrate should be assumed during surveys and maintenance unless otherwise noted. GOM = Gulf of Mexico
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget, “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statement include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.

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